UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      Date of report (Date of earliest event reported): February 28, 2002





                           LASALLE HOTEL PROPERTIES
                           -------------------------
            (Exact name of registrant as specified in its charter)


         Maryland                         1-14045             36-4219376
-------------------------------    ----------------------   ---------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
incorporation or organization)                              Identification No.)





4800 Montgomery Lane, Suite M25, Bethesda, Maryland                 20814
---------------------------------------------------                -------
     (Address of principal executive office)                     (Zip Code)


        Registrant's telephone number, including area code 301/941-1500




                                Not Applicable
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On February 28, 2002, LaSalle Hotel Properties (the "Company") and LaSalle Hotel Operating Partnership, L.P. (the "Operating Partnership") entered into an underwriting agreement (the "Underwriting Agreement") with Raymond James & Associates, Inc., Legg Mason Wood Walker, Incorporated, Prudential Securities Incorporated and SG Cowen Securities Corporation (the "Underwriters"), relating to the offer and sale by the Company of 3,480,000 of the Company's 10 1/4% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, Liquidation Preference $25 Per Share, Par Value $0.01 Per Share ("Series A Preferred Shares"). Closing on the sale of the Series A Preferred Shares is expected to be on or about March 6, 2002. Pursuant to the Underwriting Agreement, the Underwriters have the option to acquire up to an additional 520,00 Series A Preferred Shares to cover over-allotments, if any.



ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         The following exhibit is included with this Report:

         Number        Description

         1.1 Underwriting Agreement, dated February 28, 2002, by and among the Company and the Operating Partnership and Raymond James & Associates, Inc., Legg Mason Wood Walker, Incorporated, Prudential Securities Incorporated and SG Cowen Securities Corporation.

         5.1 Opinion of Sidley Austin Brown & Wood LLP as to the validity of the Series A Preferred Shares.

         8.1 Opinion of Sidley Austin Brown & Wood LLP as to certain tax matters.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        LASALLE HOTEL PROPERTIES





Dated:  March 5, 2002                   By:  /s/ Hans S. Weger
                                             -------------------------------
                                                 Hans S. Weger
                                                 Executive Vice President,
                                                 Treasurer and
                                                 Chief Financial Officer




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


                                 EXHIBIT INDEX
                                 --------------


Exhibit Number          Description
--------------          -----------

1.1 Underwriting Agreement, dated February 28, 2002, by and among the Company and the Operating Partnership and Raymond James & Associates, Inc., Legg Mason Wood Walker, Incorporated, Prudential Securities Incorporated and SG Cowen Securities Corporation.

5.1 Opinion of Sidley Austin Brown & Wood LLP as to the validity of the Series A Preferred Shares.

8.1 Opinion of Sidley Austin Brown & Wood LLP as to certain tax matters.










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